Prospectus supplement dated May 10, 2018
to the following prospectus(es):
BOA FPVUL, BOA Next Generation FPVUL, BOA ChoiceLife FPVUL, NLIC Options Plus, and NLIC Options Premier dated May 1, 2018
BOA Last Survivorship II, BOA ChoiceLife Survivorship, Next Generation Survivorship Life, BOA ChoiceLife Survivorship II, BOA Protection Survivorship Life, and BOA ChoiceLife Protection dated May 1, 2009
BOA MSPVL, BOA MSPVL II (BOA MSPVL Future), BOA Protection FPVUL, BOA ChoiceLife Protection FPVUL, Survivor Options Premier (NLIC), Survivor Options Elite (NLIC), Survivor Options Premier (NLAIC), and Options Premier (NLAIC) dated May 1, 2008
Retirement Ally A and Retirement Ally B dated May 1, 2003
Options VL (NLAIC) dated May 1, 2002
Survivor Options Plus (NLIC), Special Product (NLIC), and Survivor Options VL (NLAIC) dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At a meeting held on November 16, 2017, the Board of Trustees (the "Board") of Federated Insurance Series reviewed and approved an Agreement and Plan of Reorganization (the "Reorganization") between Federated Insurance Series – Federated Managed Tail Risk Fund II: Primary Shares (the "Target Fund") and Federated Insurance Series – Federated Managed Volatility Fund II: Primary Shares (the "Surviving Fund"). The Board’s approval of the Reorganization is subject to further approval by the Target Fund shareholders. A Special Meeting of Shareholders of the Target Fund will be held on or about August 3, 2018.
Subject to shareholder approval, the Reorganization is expected to occur after the close of business on or about August 17, 2018 (the "Closing Date").
Effective the Closing Date, the following changes will apply to the contract/policy:
•	the Surviving Fund is added as an investment option under the contract/policy, and the following information is added to Appendix A: Subaccount Information:
Federated Insurance Series - Federated Managed Volatility Fund II: Primary Shares
Investment Adviser:	Federated Equity Management Company of Pennsylvania
Sub-adviser:	Federated Investment Management Company, Federated Advisory Services Company, Fed Global
Investment Objective:	To achieve high current income and moderate capital appreciation.
•	the Surviving Fund will acquire all, or substantially all, of the assets of the Target Fund in a complete liquidation and dissolution of the Target Fund.
•	references in the prospectus to the Target Fund are deleted and replaced with the Surviving Fund.
GWP-0677
1